Page 63
                                                             Exhibit 10(iii)A(5)


                                 AMENDMENT NO. 2
                                       TO
                        NATIONAL SERVICE INDUSTRIES, INC.
                            EXECUTIVE BENEFITS TRUST


         This Amendment made and entered into as of this 6th day of January, 1999, by and between National Service Industries, Inc., a Delaware Corporation (the "Company"), and Wachovia Bank, N.A. (formerly Wachovia Bank and Trust Company), as Trustee (the "Trustee");


                     W - I - T - N - E - S - S - E - T - H:


         WHEREAS, the Company previously established a trust arrangement known as the National Service Industries, Inc. Executive Benefits Trust (the "Trust") in order to ensure that, in the event of Change in Control of the Company, designated participants and their beneficiaries receive the benefits which the Company and its Affiliates are obligated to provide pursuant to various executive compensation arrangements (collectively, the "Plans"); and

         WHEREAS, the Company now desires to amend the Trust in a number of respects;

         NOW, THEREFORE, for and in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

                                       1.

         Section 2.4 is hereby amended by adding the following after the word "securities" in the third line of the present section:

                  ", and all rights under any Letters of Credit,"

                                       2.

         Section 3.2 is hereby amended by adding the following to the end of the present section:

                  "If the Company fails to deposit the amount in the Trust required by this Section 3.2 within fifteen (15) days of the Trustee's written demand, the Trustee shall commence legal action as provided in
         Section 9.4."
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                                                             Exhibit 10(iii)A(5)

                                       3.

         Section 4.1 is hereby amended by deleting the present section in its entirety, and by substituting the following in lieu thereof:

                  "4.1 Immediately upon the occurrence of a Change in Control, the Company shall contribute sufficient cash or marketable securities to the Benefit Account in an amount equal to the difference between the assets transferred to this Trust pursuant to the Transfer and the amount necessary (i) to pay all payments and benefits to which Participants would be entitled (whether payable currently or on a deferred basis) pursuant to the terms of the Transferred Plans as of the date of the Change in Control and (ii) to pay the additional payments and benefits that would be due Participants under the Transferred Plans assuming the Participants' employment were terminated involuntarily by the Company without cause immediately following the date on which the Change in Control occurred. The amount the Company shall contribute to the Trust pursuant to this Section 4.1 shall be determined by the Trustee in its discretion. If the Company fails to contribute the amount to the Trust required by this Section 4.1 within five (5) days of the occurrence of the Change in Control, the Trustee shall commence legal action as provided in Section 9.4. Upon a Change in Control, this Trustee will have possession and control of the assets transferred (together with any other assets) of this Trust and all of the income therefrom to hold, administer and dispose of the same on the terms and conditions set forth herein on behalf of the Participants and their beneficiaries."

                                       4.

         Section 4.3 is hereby amended by deleting the present section in its entirety and substituting the following in lieu thereof:

                  "4.3 After the occurrence of a Change in Control, if the Trustee determines that the funds in the Benefit Account (including any Sub-Account) are insufficient to fully pay all benefits under the Transferred Plans as described in Section 4.1 and any taxes imposed or levied with respect to the assets and/or income of this Trust, as provided under Section 10.1 of Article 10, the Trustee with respect to the Benefit Account shall, and with respect to any Sub-Account may, make a written demand on the Company to provide funds in an amount determined at least quarterly by the Trustee in its discretion. The Company shall transfer such funds within fifteen (15) days from the time the written demand is mailed. If the Trustee fails to deposit the amounts in the Trust required by this Section 4.3 within fifteen (15) days of the Trustee's written demand, the Trustee shall commence legal action as provided in Section 9.4."

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                                                             Exhibit 10(iii)A(5)
                                       5.

         Article 4 is hereby amended by adding the following new Section 4.4 to the present Article:

                  "4.4(a) In addition to the cash and/or other property delivered to, and deposited with, the Trustee pursuant to Article 3 and Sections 4.1, 4.2 and 4.3, the Company may deliver to the Trustee one or more letters of credit (referred to hereinafter as the "Letter(s) of Credit") which shall (i) be irrevocable for a period of at least 364 days, (ii) be renewable by the Company on substantially the same terms and conditions at the end of such period unless the issuer provides to the Company and the Trustee not less than 90 calendar days' written notice prior to the expiration date that any Letter(s) of Credit will not be renewed, and (iii) name the Trustee as beneficiary. A Letter of Credit shall enable the Trustee to draw directly from the issuer of such Letter of Credit, immediately upon notice and without any other requirement, an amount equal to the excess of 100% of the amount the Trustee has demanded the Company contribute to the Trust pursuant to
         Article 3 and Sections 4.1, 4.2 and 4.3, as determined by the Trustee, over the value of all other assets of the Trust, subject, however, to the maximum amount of the Letters of Credit.

                  (b) The Trustee shall draw on each Letter of Credit held by it to the full extent thereof no later than three (3) business days following the failure by the Company to contribute to the Trust the amounts demanded by the Trustee pursuant to Article 3 and Sections 4.1,
         4.2 and 4.3.

                  (c) If the Trustee receives written notice from an issuer referencing a Letter of Credit by number which is signed by an officer of the issuer of such Letter of Credit, that such Letter of Credit will not be renewed on substantially the same terms and conditions, then the Trustee shall notify the Company in writing that it has received such notice.

                  (d) Notwithstanding (a) above, the Trustee shall not draw on any Letter of Credit pursuant to subparagraph (a), to the extent that the Company has deposited in the Trust 100% of the amount the Trustee has demanded the Company to contribute to the Trust pursuant to Article 3 and Sections 4.1, 4.2 and 4.3, as determined by the Trustee."

                                       6.

         Article 7 is hereby amended by redesignating the current Section 7.8 as Section 7.9 and adding the following new Section 7.8:

                  "7.8     To draw upon any Letter of Credit  provided  pursuant
to Section 4.4 and to make demand upon the issuer of any Letter of Credit to pay amounts directly to the Trust."
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                                                             Exhibit 10(iii)A(5)

                                       7.

         Section 9.3 is hereby amended by deleting the present section in its entirety and substituting the following in lieu thereof:

                  "9.3 After a Change in Control, the Trustee shall bill the Company directly, on a monthly basis, for all fees and expenses described in Section 10.2. If the Company fails to pay such amounts within thirty (30) days, the Trustee shall commence legal action as provided in Section 9.4."

                                       8.

         Section 9.4 is hereby amended by deleting the present section in its entirety and substituting the following in lieu thereof:

                  "9.4 After a Change in Control, if the Company fails to transfer to, and deposit in, the Trust the amounts required by Articles 3 and 4, and Sections 9.3 and 10.1, within the time period demanded by the Trustee, the Trustee shall commence legal action to compel the Company to pay such amounts to the Trust, and (ii) the Company shall be required to contribute within 10 days of commencement of such action an additional amount to the Trust to pay for the costs and expenses, including legal fees, of such action. The Trustee shall have the power and authority to hire legal counsel of its choice to pursue such legal action against the Company and the costs of such legal counsel shall be paid from the Trust."

                                       9.

         Article 12 is hereby amended by adding the following new Section 12.3.

                  "12.3 Nothing in this Article 12 shall require the Company to indemnify the Trustee with respect to any Letter of Credit (as described in Section 4.4) which the Trustee or any affiliate may issue in its commercial capacity, nor may any assets of the Trust be used to repay the Trustee or any affiliate for amounts the Trustee or any affiliate may pay pursuant to any Letter of Credit."

                                       10.

         Article 13 is hereby amended by adding the following sentence to the end of the present Article:

                  "The provisions of this Article 13 shall not limit in any way the obligations and responsibilities of the Trustee or any affiliate pursuant to a Letter of Credit (as described in Section 4.4) and the rights of the Trustee to draw upon any Letter of Credit issued by the Trustee or any affiliate shall be as provided in such Letter of Credit."

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                                                                         Page 67
                                                             Exhibit 10(iii)A(5)
                                       11.

         Section 15.4 is hereby amended by deleting the present provision in its entirety and substituting the following in lieu thereof:

                  "15.4    Until  written  notice is given to the  contrary,
         communications  to the Trustee shall be sent to it at its office at 301
         N. Main  Street,  P.O.  Box 3099, Winston-Salem, North  Carolina 27150,
         Attention: Mr. John N. Smith, III, facsimile 336-770-4059, copy to Mr. Joe Long, Trust Counsel (or such other individuals as delegated in writing by Messrs. Smith or Long); communications to the Company shall be sent to it at its office at 1420 Peachtree Street, N.E., Atlanta, Georgia, Attention: David Levy, facsimile 404-853-1015, with a copy to William J. Vesely, Jr., Kilpatrick Stockton LLP, facsimile 404-815-6555."

                                       12.

         Schedule 1 is hereby amended by substituting a revised Schedule 1, dated January 6, 1999, which is attached hereto and made a part hereof. The within and foregoing amendments to the Trust shall be effective as of January 6, 1999. Except as hereby modified, the Trust shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 as of the day and year first written above.

                                               NATIONAL SERVICE INDUSTRIES, INC.



                                               By/s/ James S. Balloun
                                               James S. Balloun
                                               Chairman, President and
                                               Chief Executive Officer



                                               WACHOVIA BANK N.A., AS TRUSTEE



                                               By /s/ Jane B. Fisher

                                               Name: Jane B. Fisher

                                               Title: Senior Vice President

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                                                             Exhibit 10(iii)A(5)


         The undersigned Affiliates of the Corporation hereby consent to, and agree to be bound by, this Amendment No. 2 to the Trust.

         This the 6th day of January, 1999.

                                               NATIONAL SERVICE INDUSTRIES, INC.
                                               (Georgia)



                                               By /s/ James S. Balloun
                                               James S. Balloun, President
                                               NSI ENTERPRISES, INC.



                                               By /s/ James S. Balloun
                                               James S. Balloun, President



                                               ZEP MANUFACTURING COMPANY



                                               By /s/ Glen D. Reed
                                               Glen D. Reed, President



                                               NSI SERVICES, L.P.



                                               By /s/ James S. Balloun
                                               James S. Balloun, President